UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 28, 2010

RESOURCES CONNECTION, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-32113	33-0832424
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

17101 Armstrong Avenue, Irvine, California	92614
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (714) 430-6400

Not applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.
Resources Connection, Inc.’s (the “Company”) Annual Meeting of Stockholders (the “Meeting”) was held on October 28, 2010. At the Meeting, the two directors named in the Proxy Statement were re-elected to serve as directors until the Company’s 2013 Annual Meeting of Stockholders and the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the Company’s 2011 fiscal year was ratified. To the extent applicable, set forth below are the number of votes cast for, against and withheld for each such matter, as well as the number of abstentions and broker non-votes.
(1)	Election of the two directors named in the Proxy Statement to serve on the Board of Directors until the 2013 Annual Meeting of Stockholders.

Nominee	For	Withheld	Broker Non-Votes
Neil Dimick	38,947,126	1,882,309	2,956,578
Anthony Cherbak	40,270,122	559,313	2,956,578
(2)	Ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the Company’s fiscal 2011 year.

For	Against	Abstain	Broker Non-Votes
42,834,521	947,879	3,613	0
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RESOURCES CONNECTION, INC.
Date: November 3, 2010
By: /s/ Donald B. Murray
Donald B. Murray
Chief Executive Officer